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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): February 1, 2000



                               JSB FINANCIAL, INC.
               (Exact name of registrant as specified in charter)


   DELAWARE                         001-13157                  11-3000874
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


                   303 MERRICK ROAD, LYNBROOK, NEW YORK 11563
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (516) 887-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEMS 1 THROUGH 4, 6 AND 8.                 NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

                  On January 14, 2000, a purported class action lawsuit was filed in the Delaware Court of Chancery entitled WOLFSON V. JSB FINANCIAL, INC., ET AL. naming JSB Financial, Inc., a Delaware corporation ("JSB"), all of JSB's directors and North Fork Bancorporation, Inc., a Delaware corporation ("North Fork"), as defendants. On February 1, 2000, the parties agreed to a Stipulation and Agreement of Compromise and Settlement, dated February 1, 2000 (the "Settlement Agreement"), which embodies the terms of the settlement reached by the parties. The Settlement Agreement is subject to the approval of the Delaware Court of Chancery.

                  Pursuant to the Settlement Agreement, North Fork and JSB each agreed to supplement the joint proxy statement-prospectus, dated January 11, 2000, that was initially mailed to the stockholders of North Fork and JSB on or about January 12, 2000 in connection with the special meeting of stockholders of JSB to be held on February 10, 2000 and the special meeting of stockholders of North Fork to be held on February 11, 2000. The Supplement, dated February 1, 2000, is being mailed to the stockholders of North Fork and JSB on or about February 1, 2000. A copy of the Supplement is filed as Exhibit 99.1 hereto.

                  Also pursuant to the Settlement Agreement, North Fork and JSB agreed to amend the Amended and Restated Agreement and Plan of Merger, dated as of August 16, 2000, by and between North Fork and JSB, and the Stock Option Agreement, dated as of August 16, 1999, by and between North Fork and JSB. A copy of the amendment to the Amended and Restated Agreement and Plan of Merger is filed as Exhibit 2.1 hereto, and a copy of the amendment to the Stock Option Agreement is filed as Exhibit 4.1 hereto.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (c)      Exhibits.   The following Exhibits are filed as part
                           of this report:


    EXHIBIT NO.          DESCRIPTION
    -----------          -----------

       2.1 Amendment, dated as of February 1, 2000, by and between North Fork Bancorporation, Inc. and JSB Financial, Inc., to the Amended and Restated Agreement and Plan of Merger, dated as of August 16, 1999.

       4.1 Amendment, dated as of February 1, 2000, by and between North Fork Bancorporation, Inc. and JSB Financial, Inc., to the Stock Option Agreement, dated as of August 16, 1999.

       99.1 Supplement, dated February 1, 2000, to the joint proxy statement-prospectus of North Fork Bancorporation, Inc. and JSB Financial, Inc., dated January 11, 2000.*
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*        Incorporated herein by reference to the Registrant's additional definitive proxy material filed on February 1, 2000 in connection with the February 10, 2000 Special Meeting of Stockholders.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            JSB FINANCIAL, INC.


                                            By:    /s/ Thomas R. Lehmann
                                                   -----------------------------
                                                   Thomas R. Lehmann
                                                   Executive Vice President and
                                                      Chief Financial Officer

Date:    February 1, 2000




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                                  EXHIBIT INDEX




    EXHIBIT NO.          DESCRIPTION
    -----------          -----------

       2.1 Amendment, dated as of February 1, 2000, by and between North Fork Bancorporation, Inc. and JSB Financial, Inc., to the Amended and Restated Agreement and Plan of Merger, dated as of August 16, 1999.

       4.1 Amendment, dated as of February 1, 2000, by and between North Fork Bancorporation, Inc. and JSB Financial, Inc., to the Stock Option Agreement, dated as of August 16, 1999.

       99.1 Supplement, dated February 1, 2000, to the joint proxy statement-prospectus of North Fork Bancorporation, Inc. and JSB Financial, Inc., dated January 11, 2000.*


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* Incorporated herein by reference to the Registrant's additional definitive proxy material filed on February 1, 2000 in connection with the February 10, 2000 Special Meeting of Stockholders.



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